Exhibit 99.1
REALNETWORKS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2014 RESULTS

•	Continued strong growth in RealPlayer Cloud user base, with over 10 million accounts;

•	Rhapsody year over year subscriber growth above 60%;

•	Continued progress in long-term strategic transition and growth strategy; and

•	Cash and short-term investments of $161.7 million

SEATTLE - February 4, 2015 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the fourth quarter and full year ended December 31, 2014.
For the fourth quarter of 2014, revenue was $35.5 million, compared to $34.2 million in the previous quarter and $50.6 million in the fourth quarter of 2013. For the full year 2014, revenue was $156.2 million, compared to $206.2 million in 2013.
“During 2014, we continued to make progress in our strategic transition to new mobile-centric, cloud-based products and services,” said Rob Glaser, Chairman and CEO of RealNetworks. “RealPlayer Cloud now has over 10 million users worldwide, up from 500,000 a year ago. We are continuing to build on our early momentum with RealPlayer Cloud by investing to broaden and deepen the product. We are also working to bring in additional marketing and distribution partners to drive even more consumer adoption.

“We’re also encouraged by the worldwide launch of our new Slingo Adventure and Emily’s New Beginning games, as well as the continued subscriber and revenue growth at the Rhapsody music service in which we play a significant role and have a large stake.”
GAAP net loss for the fourth quarter of 2014 was $(20.8) million or $(0.58) per diluted share, compared to GAAP net income of $2.5 million or $0.07 per diluted share in the fourth quarter of 2013. GAAP results for the fourth quarter of 2013 income included a pre-tax net gain of $21.4 million from the sale of our investment in LoEn. For the full year 2014, GAAP net loss was $(71.8) million or $(2.00) per diluted share, compared to $(59.0) million or $(1.66) per diluted share in 2013.
Adjusted EBITDA for the fourth quarter of 2014 was a loss of $(15.2) million compared to $(6.6) million for the fourth quarter of 2013. For the full year 2014, adjusted EBITDA was a loss of $(56.6) million, compared to a loss of $(23.7) million for 2013. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.
As of December 31, 2014, the company had $161.7 million in unrestricted cash, cash equivalents and short-term investments, compared to $178.0 million as of September 30, 2014.

Business Outlook

For the first quarter of 2015, RealNetworks expects total revenue in the range of $30.0 million to $33.0 million and adjusted EBITDA for the quarter to be a loss in the range of $(18.0) million to $(21.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT by calling 888-790-3440 or +1-517-308-9350 (Passcode: Fourth Quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, February 26, 2015 by calling 866-426-7248 or +1-203-369-0887 (Passcode: 020415).

For More Information

Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks, RealPlayer and Slingo are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures

To supplement RealNetworks’ consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.

In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.

The rationale for management’s use of non-GAAP measures is included in the supplementary materials presented with the earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company’s report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks’ current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, strategic focus and initiatives. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: risks associated with the implementation of RealNetworks’ growth plan, strategic initiatives, and restructuring efforts; its ability to successfully introduce and monetize new products and services; competitive risks, including the growth of competing technologies, products and services, and the emergence of new entrants and competition in the market; the potential outcomes and effects of claims and legal proceedings on RealNetworks’ business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks’ effective tax rate. More information about potential risk factors that could affect RealNetworks’ business and financial results is included in RealNetworks’ annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks’ financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period. Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended December 31		Years Ended December 31,

	2014	2013	2014	2013
	(in thousands, except per share data)

Net revenue	$35,506	$50,595	$156,212	$206,196

Cost of revenue	17,881	20,076	76,381	79,091

Extinguishment of liability	—	—	(10,580)	—
Gross profit	17,625	30,519	90,411	127,105

Operating expenses:
Research and development	12,655	14,929	52,765	60,880
Sales and marketing	15,904	20,181	66,926	80,011
General and administrative	8,384	8,137	34,001	36,643
Restructuring and other charges	1,187	1,690	4,992	5,765
Lease exit and related charges	177	23	880	3,089
Loss on litigation settlements	—	—	—	11,525

Total operating expenses	38,307	44,960	159,564	197,913

Operating income (loss)	(20,682)	(14,441)	(69,153)	(70,808)

Other income (expenses):
Interest income, net	160	141	556	1,133
Gain (loss) on sale of available for sale securities, net	—	21,389	2,371	21,389
Equity in net loss of Rhapsody investment	(282)	(59)	(4,452)	(6,268)
Other income (expense), net	(10)	613	143	467

Total other income (expense), net	(132)	22,084	(1,382)	16,721

Income (loss) before income taxes	(20,814)	7,643	(70,535)	(54,087)
Income tax expense (benefit)	24	5,113	1,280	4,903

Net income (loss)	$(20,838)	$2,530	$(71,815)	$(58,990)

Basic net income (loss) per share	$(0.58)	$0.07	$(2.00)	$(1.66)
Diluted net income (loss) per share	$(0.58)	$0.07	$(2.00)	$(1.66)

Shares used to compute basic net income (loss) per share	36,052	35,738	35,947	35,553
Shares used to compute diluted net income (loss) per share	36,052	35,906	35,947	35,553

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31, 2014	December 31, 2013
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$103,253	$151,235
Short-term investments	58,453	74,920
Trade accounts receivable, net	15,257	24,613
Deferred costs, current portion	702	1,601
Deferred tax assets, current	652	306
Prepaid expenses and other current assets	8,980	9,124
Total current assets	187,297	261,799

Equipment, software, and leasehold improvements, at cost:
Equipment and software	74,100	86,721
Leasehold improvements	3,590	3,482
Total equipment, software, and leasehold improvements	77,690	90,203
Less accumulated depreciation and amortization	61,442	67,031
Net equipment, software, and leasehold improvements	16,248	23,172

Restricted cash equivalents and investments	3,000	3,000
Equity method investment	10,000	12,473
Available for sale securities	2,676	7,181
Other assets	2,299	2,332
Deferred costs, non-current portion	316	946
Deferred tax assets, net, non-current portion	999	1,409
Other intangible assets, net	10,109	12,993
Goodwill	17,355	17,476

Total assets	$250,299	$342,781

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$18,653	$19,987
Accrued and other current liabilities	25,286	41,893
Deferred tax liabilities, net, current portion	1,628	899
Deferred revenue, current portion	5,301	7,498
Total current liabilities	50,868	70,277

Deferred revenue, non-current portion	235	166
Deferred rent	1,215	1,318
Deferred tax liabilities, net, non-current portion	702	1,556
Other long-term liabilities	81	483

Total liabilities	53,101	73,800

Shareholders' equity	197,198	268,981

Total liabilities and shareholders' equity	$250,299	$342,781

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Years ended December 31,
	2014	2013
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(71,815)	$(58,990)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	11,959	18,748
Stock-based compensation	5,204	7,468
Extinguishment of liability	(10,580)	—
Equity in net loss of Rhapsody	4,452	6,268
Lease exit and related charges	668	1,421
Deferred income taxes, net	(237)	676
Gain on sale of available for sale securities	(2,371)	(21,389)
Realized translation gain	(48)	(571)
Other	—	51
Net change in certain operating assets and liabilities	2,524	(3,561)
Net cash provided by (used in) operating activities	(60,244)	(49,879)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(2,460)	(7,727)
Proceeds from sale of available for sale securities	2,754	29,153
Purchases of short-term investments	(81,216)	(131,690)
Proceeds from sales and maturities of short-term investments	97,683	164,986
Decrease in restricted cash equivalents and investments	—	10,000
Increase in restricted cash equivalents and investments	—	(3,000)
Acquisitions of businesses, net of cash acquired	(733)	(22,480)
Other	(467)	—
Net cash provided by (used in) investing activities	15,561	39,242
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	812	594
Tax payments from shares withheld upon vesting of restricted stock	(407)	(1,201)
Payment of contingent consideration	(1,042)	(828)
Net cash provided by (used in) financing activities	(637)	(1,435)
Effect of exchange rate changes on cash and cash equivalents	(2,662)	109
Net increase (decrease) in cash and cash equivalents	(47,982)	(11,963)
Cash and cash equivalents, beginning of period	151,235	163,198
Cash and cash equivalents, end of period	$103,253	$151,235

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

		2014					2013
	YTD	Q4	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$39,201	$8,865	$6,565	$8,556	$15,215	$75,206	$16,799	$17,641	$18,383	$22,383
Mobile Entertainment (B)	79,901	17,616	19,190	23,182	19,913	81,181	22,146	19,948	18,592	20,495
Games (C)	37,110	9,025	8,402	9,087	10,596	49,809	11,650	11,369	12,875	13,915
Total net revenue	$156,212	$35,506	$34,157	$40,825	$45,724	$206,196	$50,595	$48,958	$49,850	$56,793

Net Revenue by Product
RealPlayer Group
- License (D)	$16,042	$4,496	$3,255	$3,273	$5,018	$29,507	$7,128	$7,281	$6,766	$8,332
- Subscriptions (E)	10,717	2,691	2,680	2,569	2,777	15,850	3,118	3,615	4,193	4,924
- Media Properties (F)	12,442	1,678	630	2,714	7,420	29,849	6,553	6,745	7,424	9,127

Mobile Entertainment
- SaaS (G)	73,284	16,727	17,919	20,175	18,463	74,238	20,406	18,156	17,002	18,674
- Technology License & Other (H)	6,617	889	1,271	3,007	1,450	6,943	1,740	1,792	1,590	1,821

Games
- License (I)	14,090	3,854	2,988	3,399	3,849	16,270	3,511	3,421	4,089	5,249
- Subscriptions (J)	17,948	3,947	4,320	4,440	5,241	23,713	5,688	5,733	5,980	6,312
- Media Properties (K)	5,072	1,224	1,094	1,248	1,506	9,826	2,451	2,215	2,806	2,354

Total net revenue	$156,212	$35,506	$34,157	$40,825	$45,724	$206,196	$50,595	$48,958	$49,850	$56,793

Net Revenue by Geography
United States	$61,660	$13,860	$12,280	$15,092	$20,428	$90,250	$19,724	$21,039	$21,463	$28,024
Rest of world	94,552	21,646	21,877	25,733	25,296	115,946	30,871	27,919	28,387	28,769
Total net revenue	$156,212	$35,506	$34,157	$40,825	$45,724	$206,196	$50,595	$48,958	$49,850	$56,793

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as our RealPlayer Cloud service and SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services, system integration, and professional services to mobile carriers, and sales of technology licenses of our software products such as Helix.

(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as our RealPlayer Cloud service and SuperPass.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, ringback tones, intercarrier messaging services provided to network services providers who are largely mobile phone networks, and our LISTEN product.

(H) Licensing and other revenue within Mobile Entertainment includes revenue from Helix-related products and professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions.
(K) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2014		2013	2014	2013
	Q4	Q3	Q4	YTD	YTD
	(in thousands)
RealPlayer Group

Net revenue	$8,865	$6,565	$16,799	$39,201	$75,206
Cost of revenue	3,804	3,566	3,236	14,508	16,220
Gross profit	5,061	2,999	13,563	24,693	58,986

Gross margin	57%	46%	81%	63%	78%

Operating expenses	13,074	12,392	15,828	55,742	60,484
Operating income (loss)	$(8,013)	$(9,393)	$(2,265)	$(31,049)	$(1,498)

Adjusted EBITDA	$(7,320)	$(8,770)	$(1,474)	$(28,474)	$951

Mobile Entertainment

Net revenue	$17,616	$19,190	$22,146	$79,901	$81,181
Cost of revenue	11,525	12,626	13,634	50,399	47,608
Gross profit	6,091	6,564	8,512	29,502	33,573

Gross margin	35%	34%	38%	37%	41%

Operating expenses	7,199	7,086	8,863	33,325	35,839
Operating income (loss)	$(1,108)	$(522)	$(351)	$(3,823)	$(2,266)

Adjusted EBITDA	$24	$447	$1,251	$940	$5,830

Games

Net revenue	$9,025	$8,402	$11,650	$37,110	$49,809
Cost of revenue	2,655	2,573	2,962	11,074	13,359
Gross profit	6,370	5,829	8,688	26,036	36,450

Gross margin	71%	69%	75%	70%	73%

Operating expenses	9,977	8,658	12,057	37,170	47,177
Operating income (loss)	$(3,607)	$(2,829)	$(3,369)	$(11,134)	$(10,727)

Adjusted EBITDA	$(3,024)	$(2,246)	$(2,724)	$(8,742)	$(7,897)

Corporate

Net revenue	$—	$—	$—	$—	$—
Cost of revenue	(103)	163	244	400	1,904
Extinguishment of liability	—	—	—	(10,580)	—
Gross profit	103	(163)	(244)	10,180	(1,904)

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	8,057	7,856	8,212	33,327	54,413
Operating income (loss)	$(7,954)	$(8,019)	$(8,456)	$(23,147)	$(56,317)

Adjusted EBITDA	$(4,879)	$(3,788)	$(3,668)	$(20,279)	$(22,630)

Total

Net revenue	$35,506	$34,157	$50,595	$156,212	$206,196
Cost of revenue	17,881	18,928	20,076	76,381	79,091
Extinguishment of liability	—	—	—	(10,580)	—
Gross profit	17,625	15,229	30,519	90,411	127,105

Gross margin	50%	45%	60%	58%	62%

Operating expenses	38,307	35,992	44,960	159,564	197,913
Operating income (loss)	$(20,682)	$(20,763)	$(14,441)	$(69,153)	$(70,808)

Adjusted EBITDA	$(15,199)	$(14,357)	$(6,615)	$(56,555)	$(23,746)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2014		2013	2014	2013
	Q4	Q3	Q4	YTD	YTD
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(8,013)	$(9,393)	$(2,265)	$(31,049)	$(1,498)
Acquisitions related intangible asset amortization	96	103	60	384	249
Depreciation and amortization	597	520	731	2,191	2,200
Adjusted EBITDA	$(7,320)	$(8,770)	$(1,474)	$(28,474)	$951

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(1,108)	$(522)	$(351)	$(3,823)	$(2,266)
Acquisitions related intangible asset amortization	271	287	781	1,793	3,287
Depreciation and amortization	861	682	821	2,970	4,809
Adjusted EBITDA	$24	$447	$1,251	$940	$5,830

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(3,607)	$(2,829)	$(3,369)	$(11,134)	$(10,727)
Acquisitions related intangible asset amortization	314	314	314	1,256	879
Depreciation and amortization	269	269	331	1,136	1,951
Adjusted EBITDA	$(3,024)	$(2,246)	$(2,724)	$(8,742)	$(7,897)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(7,954)	$(8,019)	$(8,456)	$(23,147)	$(56,317)
Other income (expense), net	(10)	325	613	143	467
Depreciation and amortization	675	556	665	2,229	5,373
Lease exit and related charges	177	154	23	880	3,089
Loss (gain) on litigation settlements	—	—	—	—	11,525
Restructuring and other charges	1,187	2,048	1,690	4,992	5,765
Stock-based compensation	1,046	1,148	1,797	5,204	7,468
Extinguishment of liability	—	—	—	(10,580)	—
Adjusted EBITDA	$(4,879)	$(3,788)	$(3,668)	$(20,279)	$(22,630)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(20,682)	$(20,763)	$(14,441)	$(69,153)	$(70,808)
Other income (expense), net	(10)	325	613	143	467
Acquisitions related intangible asset amortization	681	704	1,155	3,433	4,415
Depreciation and amortization	2,402	2,027	2,548	8,526	14,333
Lease exit and related charges	177	154	23	880	3,089
Loss (gain) on litigation settlements	—	—	—	—	11,525
Restructuring and other charges	1,187	2,048	1,690	4,992	5,765
Stock-based compensation	1,046	1,148	1,797	5,204	7,468
Extinguishment of liability	—	—	—	(10,580)	—
Adjusted EBITDA	$(15,199)	$(14,357)	$(6,615)	$(56,555)	$(23,746)